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                        FORM OF COMMON STOCK CERTIFICATE

                                                                     EXHIBIT 4.1
                     [Specimen of Common Stock Certificate]

Number                                                                  Shares

--------                                                               --------

COMMON STOCK                                                   CUSIP 629377 10 2
PAR VALUE $.01

                                NRG ENERGY, INC.

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
       THIS CERTIFICATE IS TRANSFERABLE IN THE CITIES OF NEW YORK, NY AND
                                MINNEAPOLIS, MN


   THIS CERTIFIES THAT                                 is the owner of
             FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK OF
NRG Energy, Inc. (hereinafter and on the back hereof called the "Corporation"), transferable in person or by duly authorized attorney on the books of the Corporation upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are subject to all the terms, conditions and limitations of the Certificate of Incorporation and all Amendments thereto. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

   WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

/s/                                         /s/
President                                   Secretary

Countersigned and Registered:
Norwest Bank, N.A.
TRANSFER AGENT AND REGISTRAR

By: /s/
Authorized Signature


                            [Reverse of Certificate]

                                NRG ENERGY, INC.

   The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such powers, preferences and/or rights. Any such request should be addressed to the Secretary of NRG Energy, Inc., 1221 Nicollet Mall, Suite 700, Minneapolis, Minnesota 55403 or to the Transfer Agent named on the face of this certificate.

   The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM--as tenants in common                   UNIF GIFT MIN ACT--      Custodian
TEN ENT--as tenants by the entireties                              (Cust)          (Minor)
                                                             Under Uniform Gifts to Minors
JT TEN--as joint tenants with right of                        Act
        survivorship and not as tenants                                    (State)
        in common

     Additional abbreviations may also be used though not in the above list.
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   FOR VALUE RECEIVED, a                  hereby sell(s), assign(s) and
transfer(s) unto PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

   Please print or typewrite name and address of Assignee

Shares of the Common Stock represented by the within Certificate, and do hereby
irrevocably constitute and appoint                                 Attorney to
transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated:
      ------------------
                               X:
                                 ---------------------------------------------
                                 NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s)
                        Guaranteed:
                                   ---------------------------------------------
                        THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO SEC RULE 17Ad-15.







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